Supplement Dated November 3, 2017
To The Prospectus Dated September 25, 2017

Jackson Variable Series Trust

Please note that the changes apply to your variable annuity product(s).

Unless otherwise noted, all changes are effective immediately.

Effective October 31, 2017, for the JNL/Epoch Global Shareholder Yield Fund, please remove all references to Eric Sappenfield.

In the section "Additional Information About Each Fund," under "The Sub-Adviser and Portfolio Management" for the JNL/DoubleLine® Total Return Fund, please delete the first paragraph in its entirety and replace with the following:

The Sub-Adviser and Portfolio Management.  The Sub-Adviser to the Fund is DoubleLine Capital LP ("DoubleLine"), located at 505 N. Brand Boulevard, Suite 860, Glendale, California 91203. DoubleLine is an independent, employee-owned money management firm, founded in 2009.  DoubleLine provides investment management and sub-advisory services to public as well as various institutional and sub-advised accounts.  As of March 31, 2017, DoubleLine had approximately $105 billion in assets under management.  DoubleLine has been an investment adviser to the Fund since its inception.

This supplement is dated November 3, 2017.

Supplement Dated November 3, 2017
To The Statement of Additional Information
 Dated September 25, 2017, as revised October 12, 2017

Jackson Variable Series Trust

Please note that the changes apply to your variable annuity product(s).

Unless otherwise noted, all changes are effective immediately.

Effective October 31, 2017, for the JNL/Epoch Global Shareholder Yield Fund, please remove all references to Eric Sappenfield.

On page 40, in the section entitled, "Common Types of Investments and Management Practices," please add the following:

Tracking stocks. Tracking stocks are a type of equity security. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and is designed to "track" the financial performance of that unit or division, rather than the larger company as a whole. As a result, if the unit or division does not perform well, the value of the tracking stock may decrease, even if the larger parent company performs well. Tracking stock may pay dividends to shareholders independent of the parent company, which will depend on the performance of the unit or division that the stock tracks. Shareholders of a tracking stock have a financial interest only in that unit or division of the company and typically do not have a legal claim on the larger company's assets.

On page 99, in the section entitled "VIII. Investment Adviser, Sub-Advisers and Other Service Providers," for DoubeLine Capital LP, please delete the first paragraph in its entirety and replace with the following:

DoubleLine®, located at 505 N. Brand Boulevard, Suite 860, Glendale, California 91203, serves as the Sub-Adviser to the JNL/DoubleLine Total Return Fund. DoubleLine is an independent, employee-owned money management firm, founded in 2009.  DoubleLine provides investment management and sub-advisory services to public as well as various institutional and sub-advised accounts.  As of March 31, 2017, DoubleLine had approximately $105 billion in assets under management.

This supplement is dated November 3, 2017.